                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21190
                                                     ---------

                SkyBridge Multi-Adviser Hedge Fund Portfolios LLC
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                          527 Madison Avenue-16th Floor
                               New York, NY 10022
                -----------------------------------------------
               (Address of principal executive offices) (Zip code)

                                   Marie Noble
                            SkyBridge Capital II, LLC
                          527 Madison Avenue-16th Floor
                               New York, NY 10022
                     --------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 485-3100
                                                           --------------

                        Date of fiscal year end: March 31
                                                 --------

                    Date of reporting period: March 31, 2011
                                              --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

(KPMG LOGO)

                                    SKYBRIDGE
                     MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

                                  ANNUAL REPORT

                                 MARCH 31, 2011

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

TABLE OF CONTENTS

Report of Independent Registered Public Accounting Firm                        1
Statement of Assets and Liabilities                                            2
Schedule of Investments                                                        3
Statement of Operations                                                        5
Statements of Changes in Shareholders' Capital                                 6
Statement of Cash Flows                                                        7
Financial Highlights                                                           8
Notes to Financial Statements                                                  9
Federal Tax Information (unaudited)                                           22
Fund Management (unaudited)                                                   23
Independent Directors (unaudited)                                             24
Interested Director (unaudited)                                               25
Officers (unaudited)                                                          26

(KPMG LOGO)  KPMG LLP
             345 Park Avenue
             New York, NY 10154

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC:

We have audited the accompanying statement of assets and liabilities of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (formerly Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios
LLC) (the Company), including the schedule of investments, as of March 31, 2011 and the related statements of operations and cash flows for the year then ended, the statements of changes in shareholders' capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with underlying fund operators, the custodian and other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC as of March 31, 2011, and the results of its operations and its cash flows for the year then ended, the changes in its shareholders' capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


                                        (KPMG LLP)

New York, New York
May 26, 2011

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative ("KPMG International"), a Swiss entity.

                SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
                       STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2011

ASSETS
Investments in Investment Funds, at fair value (cost $947,254,808)   $1,198,849,350
Cash and cash equivalents                                                19,941,246
Investments in Portfolio Funds paid in advance                          150,500,000
Receivable for redemptions from Investment Funds                         22,548,997
Other assets                                                                 43,294
                                                                     --------------
      TOTAL ASSETS                                                    1,391,882,887
                                                                     --------------
LIABILITIES
Contributions received in advance                                       138,347,625
Redemptions payable                                                      12,956,805
Management fee payable                                                    1,565,602
Professional fees payable                                                   596,822
Directors' fees payable                                                      30,000
Accounts payable and other accrued expenses                                 426,571
                                                                     --------------
      TOTAL LIABILITIES                                                 153,923,425
                                                                     --------------
         SHAREHOLDERS' CAPITAL (1,093,651.009 SHARES OUTSTANDING)    $1,237,959,462
                                                                     ==============
         NET ASSET VALUE PER SHARE                                   $     1,131.95
                                                                     ==============
COMPOSITION OF SHAREHOLDERS' CAPITAL
   Paid-in capital                                                   $1,257,844,594
   Accumulated net investment loss                                       (5,708,685)
   Accumulated net realized loss on investment transactions            (265,770,989)
   Accumulated net unrealized appreciation on investments               251,594,542
                                                                     --------------
      SHAREHOLDERS' CAPITAL                                          $1,237,959,462
                                                                     ==============

See accompanying notes to financial statements.

                SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 2011

                                                                                                        % OF
                                                                                                   SHAREHOLDERS'
                                                                       COST         FAIR VALUE        CAPITAL
                                                                   ------------   --------------   -------------
INVESTMENTS IN INVESTMENT FUNDS
   DIRECTIONAL EQUITY
      Artha Emerging Markets Fund LP - b                           $ 19,281,470   $   20,240,283        1.64%
      Artis Partners 2X Ltd. - a                                     16,000,000       18,348,781        1.48
      East Side Capital Offshore, Ltd. - b                           25,700,000       26,898,330        2.17
      Frontpoint Onshore Healthcare Fund 2X LP - e                       26,201           32,533        0.00*
      Horseman European Select Fund - a                              24,220,923       26,032,359        2.10
      JAT Capital Domestic Fund L.P. - Series A - b                  12,000,000       14,343,040        1.16
      Keywise Greater China Onshore Fund - b                          9,400,000        8,847,760        0.72
      Passport Global Strategies III LTD - e                          1,424,877        1,221,511        0.10
      Passport Special Opp Fund, L.P. - Class E - d                  35,823,312       37,333,805        3.02
      Prism Partners III Leveraged L.P. - b                           5,000,000        5,497,906        0.44
      Redmile Capital Fund LP, Tranche A - b                          5,500,000        5,685,474        0.46
      Sprott Offshore Fund II LTD Class B - a                        10,036,890       13,025,135        1.05
      Tao Holdings - e                                                  256,124          256,090        0.02
      Zaxis Equity Neutral, L.P. - a                                  9,000,000        9,530,497        0.77
                                                                   ------------   --------------      ------
         Total Directional Equity                                   173,669,797      187,293,504       15.13
                                                                   ------------   --------------      ------
   DIRECTIONAL MACRO
      Brevan Howard Fund Limited - a                                  8,200,108        9,060,545        0.73
      Drawbridge Global Macro Fund Ltd - SP Reserve - e                  45,301           45,495        0.01
      Drawbridge Global Macro Fund Ltd Side Pocket 10 - e                 6,510            2,631        0.00*
      Drawbridge Global Macro Fund Ltd Side Pocket 11 - e                 6,437           12,178        0.00*
      Drawbridge Global Macro Fund Ltd Side Pocket 12 - e               379,456          238,903        0.02
      Drawbridge Global Macro Fund Ltd Side Pocket 4 - e                 91,011           70,653        0.01
      Drawbridge Global Macro Fund Ltd Side Pocket 5 - e                 17,217           44,374        0.00*
      Drawbridge Global Macro Fund Ltd Side Pocket 6 - e                 28,069               --        0.00*
      Drawbridge Global Macro Fund Ltd Side Pocket 7 - e                  6,116           37,188        0.00*
      Drawbridge Global Macro Ltd C1 H10D SP May 9 2008 - e              36,424           17,070        0.00*
      Graham Global Investment Fund Ltd. II - a                       6,000,000        5,667,876        0.46
                                                                   ------------   --------------      ------
         Total Directional Macro                                     14,816,649       15,196,913        1.23
                                                                   ------------   --------------      ------
   EVENT DRIVEN
      Alden Global Distressed Opp Fund, LP - a                       37,886,389       39,919,623        3.23
      Alden Global Value Recovery, L.P. - a                           8,000,000        9,251,689        0.75
      Amber Global Opportunities Fund L.P. - Class B(R) - a          28,500,000       33,310,612        2.69
      Ashmore Asian Recovery Fund Limited - b                         4,847,352        4,587,016        0.37
      BHR Master Fund, Ltd. - b                                      15,000,000       15,875,766        1.28
      Carrington Investment Partners ( US ) LP - b                   10,946,814        2,131,975        0.17
      CPIM Structured Credit Fund 1000 INC - b                        2,102,975          308,854        0.03
      CPIM Structured Credit Fund 1500 INC - c                        1,521,246          165,062        0.01
      Harbinger Capital Partners Class L Holdings Series 2 - e          108,401          334,702        0.03
      Harbinger Capital Partners Class PE Holdings Series 1 - e       5,783,199        3,794,965        0.31
      Harbinger Capital Partners Offshore Fund I, LTD - b             3,153,854        2,535,713        0.21
      JLP Credit Opportunity Fund L.P. - b                            6,000,000        6,058,481        0.49
      Marathon Distressed Subprime Fund (Cayman) LTD Class B - e      1,218,037        1,768,049        0.14
      Marathon Securitized Credit Fund, Ltd. - b                     13,503,445       14,001,344        1.13
      Marathon Special Opp Fund LTD SP 2 - e                            408,538          502,669        0.04
      Marathon Special Opp LTD SP 4 - e                                 588,093          258,351        0.02
      Marathon Special Opportunity Fund LTD Ser. 31 Dec 2008 - e        102,367          147,366        0.01
      Marathon Special Opportunity Fund LTD SP 6 - e                    276,235          321,408        0.03
      Marathon Structured Finance Ltd. Class D Ser 1 - e              4,313,004        4,593,592        0.37
      Pardus Special Opportunities Fund I, LTD - b                   15,000,000        7,704,201        0.62
      Paulson Partners Enhanced L.P. - c                             32,000,000       31,899,687        2.58
      Paulson Recovery Fund, LP, Class A (Gold Exposure) - b         91,230,129       95,480,093        7.71

See accompanying notes to financial statements.

                SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                 MARCH 31, 2011

                                                                                                        % OF
                                                                                                   SHAREHOLDERS'
                                                                       COST         FAIR VALUE        CAPITAL
                                                                   ------------   --------------   -------------
INVESTMENTS IN INVESTMENT FUNDS (CONTINUED)
   EVENT DRIVEN (CONTINUED)
      Stark Investments Structured Finance Onshore Fund - d        $  6,519,237   $    6,689,945        0.54%
      Taconic Offshore Fund 1.5 LTD - b                               3,165,318        3,520,638        0.28
      Third Point Ultra, Ltd. - b                                   101,711,018      123,432,207        9.97
      York Credit Opportunities Fund, LP - b                         16,500,000       20,847,118        1.68
      York Credit Opportunities Unit Trust - b                        5,000,000        7,053,708        0.57
                                                                   ------------   --------------      ------
         Total Event Driven                                         415,385,651      436,494,834       35.26
                                                                   ------------   --------------      ------
   RELATIVE VALUE
      Brigade Leveraged Capital Structures LP - b                     6,005,807        7,698,809        0.62
      Lazard Rathmore Fund, L.P. - b                                 16,200,000       17,492,079        1.41
      Metacapital Mortgage Opp Fund Ltd. Class B - b                 63,000,000       70,276,273        5.68
      Metacapital Mortgage Opportunities Fund, L.P. - b              15,790,227       20,626,315        1.67
      Midway Market Neutral Fund, LLC - a                            23,975,000       25,569,202        2.06
      Midway Market Neutral International Fund Ltd. - a               9,525,000       10,028,031        0.81
      Nisswa Fixed Income Fund LP - b                                56,872,139       90,522,189        7.31
      Perella Weinberg Partners Xerion Fund LP - b                   34,000,000       43,875,262        3.54
      Providence MBS Fund, LP - b                                    30,000,000       65,870,110        5.32
      Providence MBS Offshore Fund, LTD - b                          15,301,594       34,932,229        2.82
      SOLA 1 - a                                                     27,113,212       30,588,710        2.47
      Sola I Class L1 Master - e                                      5,268,223        7,033,692        0.57
      Stratus Fund LTD Double Lev Class C Side Pocket - e               327,477          325,950        0.03
      Structured Service Holdings LP - a                             23,440,770       84,402,845        6.82
      Structured Service Holdings LTD - a                            16,563,262       50,622,403        4.09
                                                                   ------------   --------------      ------
         Total Relative Value                                       343,382,711      559,864,099       45.22
                                                                   ------------   --------------      ------
TOTAL INVESTMENTS IN INVESTMENT FUNDS                              $947,254,808   $1,198,849,350       96.84
OTHER ASSETS, LESS LIABILITIES                                                        39,110,112        3.16
                                                                                  --------------      ------
SHAREHOLDERS' CAPITAL                                                             $1,237,959,462      100.00%
                                                                                  ==============      ======

Note: Investments in underlying Investment Funds are categorized by investment strategy.

*    Amounts are less than 0.005%.

a    Redemptions permitted monthly.

b    Redemptions permitted quarterly.

c    Redemptions permitted semi annually.

d    Redemptions permitted annually.

e Illiquid, redeemable only when underlying investment is realized or converted to regular interest in Investment Fund. The Company held $21,059,370 (1.76% of total Investments in Investment Funds) of illiquid investments at March 31, 2011.

See accompanying notes to financial statements.

                SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
                             STATEMENT OF OPERATIONS
                            YEAR ENDED MARCH 31, 2011

INVESTMENT INCOME
   Interest income                                                                         $     16,299
                                                                                           ------------
      TOTAL INVESTMENT INCOME                                                                    16,299
                                                                                           ------------
EXPENSES
   Management fees                                                                           13,194,392
   Accounting fees                                                                            1,405,660
   Professional fees                                                                            769,168
   Risk monitoring fees                                                                         636,090
   Filing fees                                                                                  390,401
   Directors' fees and expenses                                                                  78,000
   Marketing fees                                                                                49,215
   Custodian fees                                                                                30,869
   Miscellaneous expenses (See Note 2d)                                                         465,921
                                                                                           ------------
      TOTAL EXPENSES                                                                         17,019,716
                                                                                           ------------
      NET INVESTMENT LOSS                                                                   (17,003,417)
                                                                                           ------------
NET REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
   ON INVESTMENTS IN INVESTMENT FUNDS
   Net realized gain/(loss) on sales of investments in Investment Funds                      17,025,386
   Net change in unrealized appreciation/depreciation on investments in Investment Funds    150,824,887
                                                                                           ------------
      NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS IN INVESTMENT FUNDS                   167,850,273
                                                                                           ------------
NET INCREASE IN SHAREHOLDERS' CAPITAL FROM OPERATIONS                                      $150,846,856
                                                                                           ============

See accompanying notes to financial statements.

                SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
                 STATEMENTS OF CHANGES IN SHAREHOLDERS' CAPITAL

                                                                                  YEAR ENDED       YEAR ENDED
                                                                                MARCH 31, 2011   MARCH 31, 2010
                                                                                --------------   --------------
OPERATIONS
   Net investment loss                                                          $  (17,003,417)  $ (11,808,179)
   Net realized gain/(loss) on sales of investments in Investment Funds             17,025,386      33,123,620
   Net change in unrealized appreciation/depreciation on investments
      in Investment Funds                                                          150,824,887      98,603,651
                                                                                --------------   -------------
      NET INCREASE IN SHAREHOLDERS' CAPITAL FROM OPERATIONS                        150,846,856     119,919,092
                                                                                --------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS
   Distributions from net investment income                                        (92,062,159)    (85,488,824)
                                                                                --------------   -------------
      DECREASE IN SHAREHOLDERS' CAPITAL FROM DISTRIBUTIONS TO SHAREHOLDERS         (92,062,159)    (85,488,824)
                                                                                --------------   -------------
SHAREHOLDERS' CAPITAL TRANSACTIONS
   Capital contributions                                                           486,860,811     155,524,519
   Reinvestment of distributions                                                    89,128,586      81,914,430
   Capital redemptions                                                             (62,605,958)   (121,606,714)
                                                                                --------------   -------------
      INCREASE IN SHAREHOLDERS' CAPITAL FROM CAPITAL TRANSACTIONS                  513,383,439     115,832,235
                                                                                --------------   -------------
   SHAREHOLDERS' CAPITAL AT BEGINNING OF YEAR                                      665,791,326     515,528,823
                                                                                --------------   -------------
   SHAREHOLDERS' CAPITAL AT END OF YEAR (1,093,651.009 AND 624,958.550 SHARES
      OUTSTANDING AT MARCH 31, 2011 AND MARCH 31, 2010, RESPECTIVELY)           $1,237,959,462   $ 665,791,326
                                                                                --------------   -------------
ACCUMULATED NET INVESTMENT INCOME/(LOSS)                                        $   (5,708,685)  $   9,332,470
                                                                                ==============   =============

See accompanying notes to financial statements.

                SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
                             STATEMENT OF CASH FLOWS
                            YEAR ENDED MARCH 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in Shareholders' capital from operations                     $ 150,846,856
Adjustments to reconcile net increase in Shareholders' capital from operations to net cash used in operating activities:
   Purchases of investments in Investment Funds                            (681,500,000)
   Proceeds from disposition of investments in Investment Funds             183,975,650
   Net realized (gain)/loss on sales of investments in Investment Funds     (17,025,386)
   Net change in unrealized appreciation/depreciation on investments in
      Investment Funds                                                     (150,824,887)
   Changes in operating assets and liabilities:
      Decrease in other assets                                                   99,878
      Increase in management fee payable                                        690,075
      Decrease in professional fees payable                                    (106,470)
      Decrease in directors' fees payable                                        (9,000)
      Increase in accounts payable and other accrued expenses                   149,326
                                                                          -------------
      NET CASH USED IN OPERATING ACTIVITIES                                (513,703,958)
                                                                          -------------
CASH FLOWS FROM FINANCING ACTIVITIES
   Capital contributions                                                    597,752,663
   Distributions paid                                                        (2,933,573)
   Capital redemptions                                                      (73,234,023)
                                                                          -------------
      NET CASH PROVIDED BY FINANCING ACTIVITIES                             521,585,067
                                                                          -------------
      NET INCREASE IN CASH AND CASH EQUIVALENTS                               7,881,109
Cash and cash equivalents at beginning of year                               12,060,137
                                                                          -------------
CASH AND CASH EQUIVALENTS AT END OF YEAR                                  $  19,941,246
                                                                          =============
SUPPLEMENTAL NON-CASH INFORMATION:
   Increase in contributions received in advance                          $ 110,891,852
                                                                          =============
   Decrease in withdrawals payable                                        $ (10,628,065)
                                                                          =============

See accompanying notes to financial statements.

                SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
                              FINANCIAL HIGHLIGHTS

                                               YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED
                                             MARCH 31, 2011   MARCH 31, 2010    MARCH 31, 2009   MARCH 31, 2008   MARCH 31, 2007
                                             --------------   --------------   ---------------   --------------   --------------
Net Asset Value per Share, beginning of
   year:                                     $     1,065.34    $   1,005.77     $   1,216.46      $    1,207.54   $   1,241.60
   Income (loss) from investment
      operations:*
   Net investment loss                               (21.47)         (22.13)          (29.47)           (34.29)         (28.26)
   Net realized and unrealized
      gain/(loss) on investments                     206.41          247.91          (153.56)           133.84          108.05
                                             --------------    ------------     ------------      ------------    ------------
      TOTAL FROM INVESTMENT OPERATIONS               184.94          225.78          (183.03)            99.55           79.79
                                             --------------    ------------     ------------      ------------    ------------
   Distributions from net investment
      income                                        (118.33)        (166.21)              --                --          (47.12)
   Distributions from net realized gains                 --              --           (27.66)           (90.63)         (66.73)
                                             --------------    ------------     ------------      ------------    ------------
      TOTAL DISTRIBUTIONS                           (118.33)        (166.21)          (27.66)               --              --
                                             --------------    ------------     ------------      ------------    ------------
Net Asset Value per Share, end of year:      $     1,131.95    $   1,065.34     $   1,005.77      $   1,216.46    $   1,207.54
                                             ==============    ============     ============      ============    ============
TOTAL RETURN                                          17.92%          23.21%          (15.05%)            8.24%           6.43%
RATIOS/SUPPLEMENTAL DATA:
Shareholders' capital, end of year           $1,237,959,462    $665,791,326     $515,528,823      $571,709,686    $327,210,824
                                             ==============    ============     ============      ============    ============
Portfolio turnover                                    38.53%          38.58%           41.45%            30.05%          69.45%
Ratio of expenses to average Shareholders'
   capital**, ***                                      1.90%           2.04%            2.63%             2.90%           2.51%
Ratio of net investment loss to average
   Shareholders' capital**, ***                       (1.90%)         (2.04%)          (2.62%)           (2.87%)         (2.37%)

     The above ratios may vary for individual investors based on the timing of capital transactions during the period.

* Per share data for income (loss) from investment operations is computed using the total of monthly income and expense divided by beginning of month shares.

** The ratios of expenses and net investment loss to average Shareholders' capital do not include the impact of expenses and incentive allocations or incentive fees related to the underlying Investment Funds or the impact of any placement fees paid by the Shareholder.

*** The subscription and redemption fees were immaterial and therefore had no impact on the ratio of expenses to average Shareholders capital and the ratio of net investment loss to average Shareholders capital for the year ended March 31, 2011. Furthermore, for the prior years ended 2010, 2009 and 2008, the Company incurred redemption fees of $328,671, $2,199,068 and $2,151,669, respectively. Had the Company not incurred these fees, the ratio of expenses to average Shareholders capital and the ratio of net investment loss to average Shareholders capital would have been 1.99% and (1.98)% for the year end 2010, 2.30% and (2.29)% for the year end 2009 and 2.40% and (2.37)% for the year ended 2008, respectively. There were no subscription or redemption fees for the year ended 2007.

See accompanying notes to financial statements.

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2011

1.   ORGANIZATION

     SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (formerly known as Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC) (the "Company") was organized as a Delaware Limited Liability Company on August 16, 2002. The Company is registered under the Investment Company Act of 1940 (the "1940 Act") as amended, as a closed-end, non-diversified management investment company. The Company is also registered under the Securities Act of 1933 (the "1933 Act").

     The investment objective of the Company is to achieve capital appreciation principally through investing in investment funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") that employ a variety of alternative investment strategies. These investment strategies allow Investment Managers the flexibility to use leverage or short-side positions to take advantage of perceived inefficiencies across the global markets, often referred to as "alternative" strategies. Because Investment Funds following alternative investment strategies are often described as hedge funds, the investment program of the Company can be described as a fund of hedge funds.

     Shares of the Company ("Shares") are sold to eligible investors (referred to as "Shareholders"). The minimum initial investment in the Company from each Shareholder is $25,000; the minimum additional investment is $10,000.

     SkyBridge Capital II, LLC (the "Adviser"), a Delaware limited liability company, serves as the Company's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and, among other things, is responsible for the allocation of the Company's assets to various Investment Funds. Under the Company's governing documents, the Company has delegated substantially all authority to oversee the management of the operations and assets of the Company to the Board of Directors.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

     A.   PORTFOLIO VALUATION

     Investments in Investment Funds are subject to the terms of the respective limited partnership agreements, limited liability company agreements, offering memoranda and such negotiated "side letter" or similar arrangements as the Adviser may have entered into with the Investment Fund on behalf of the Company. The Company's investments in the Investment Funds are carried at fair value as determined by the Company's pro-rata interest in the net assets of each Investment Fund.

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

     All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or other allocations payable to the Investment Funds' managers as required by the Investment Funds' agreements. Each Investment Manager to which the Adviser allocates assets will charge the Company, as an investor in an underlying Investment Fund, an asset-based fee, and some or all of the Investment Managers will receive performance-based compensation in the form of an incentive fee. The asset-based fees of the Investment Managers are generally expected to range from 1% to 4% annually of the net assets under their management and the incentive fee is generally expected to range from 15% to 25% of net profits annually. These management and incentive fees are accounted for in the valuations of the Investment Funds and are not included in the management fees reflected in the Statement of Operations.

     The Company may invest in Investment Funds that may designate certain investments within those Investment Funds, typically those that are especially illiquid and/or hard to value, as "special situation" (often called "Side-Pocket") investments with additional redemption limitations. Such a Side-Pocket is, in effect, similar to a private equity fund that requires its investors to remain invested for the duration of the fund and distributes returns on the investment only when liquid assets are generated within the fund, typically through the sale of the fund's illiquid assets in exchange for cash.

     As a general matter, the fair value of the Company's investment in an Investment Fund represents the amount that the Company can reasonably expect to receive if the Company's investment was sold in an orderly transaction at the time of valuation. The Investment Funds provide for periodic redemptions ranging from monthly to annually. Investment Funds generally require advance notice of a Shareholder's intent to redeem its interest, and may, depending on the Investment Funds' governing agreements, deny or delay a redemption request. The Company considers whether a liquidity discount on any Investment Fund should be taken due to redemption restrictions or suspensions by the Investment Fund. However, the effects of any discounts related to redemption restrictions or lock-up periods were determined by the Adviser to be insignificant at March 31, 2011, and therefore, no discounts were applied to the fair value of the Investment Funds. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund's financial statements. The Investment Funds may invest a portion of their assets in restricted securities and other investments that are illiquid.

     B.   NET ASSET VALUE DETERMINATION

     The net asset value of the Company is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Directors.

     Retroactive adjustments to the Company's net asset value might be made after the valuation date which could impact the net asset value per share at which Shareholders purchase or sell Company Shares. The valuations reported by the Investment Funds, upon which the Company calculates its month end net asset value, may be subject to adjustment subsequent to the valuation date, based on information which becomes available after that valuation date. For example, fiscal year-end net

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC asset values of an Investment Fund may be revised as a result of a year-end audit performed by the independent auditors of that Investment Fund. Other adjustments to the Company's net asset value may also occur from time to time, such as from the misapplication by the Company or its agents of the valuation policies described in the Company's valuation procedures.

     Retroactive adjustments to the Company's net asset value, which are caused by adjustments to the Investment Funds values or by a misapplication of the Company's valuation policies, that are able to be made within 90 days of the valuation date(s) to which the adjustment would apply will be made automatically unless determined to be de minimis. Other potential retroactive adjustments, regardless of whether their impact increases or decreases the Company's net asset value, will be made only if they both (i) are caused by a misapplication of the Company's valuation policies and (ii) deemed to be material. All retroactive adjustments are reported to the Company's Valuation Committee and to affected Shareholders.

     The Company follows a policy which permits revisions to the number of Shares purchased or sold by Shareholders due to retroactive adjustments made under the circumstances described above which occur within 90 days of the valuation date. In circumstances where a retroactive adjustment is not made under the circumstances described above, Shares purchased or sold by Shareholders will not be adjusted. As a result, to the extent that the subsequent impact of the event which was not adjusted adversely affects the Company's net asset value, the outstanding Shares of the Company will be adversely affected by prior repurchases made at a net asset value per Share higher than the adjusted value. Conversely, any increases in net asset value per Share resulting from such subsequent impact will be to the benefit of the holders of the outstanding Shares of the Company and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value per Share lower than the post-impact value. New Shareholders may be affected in a similar way, because the same principles apply to the purchase of Shares.

     C.   INCOME RECOGNITION AND EXPENSES

     Interest income is recognized on an accrual basis as earned. Expenses are recognized as incurred. Income, expenses and realized and unrealized gains and losses are recorded monthly.

     The change in an Investment Fund's net asset value is included in net change in unrealized appreciation/depreciation on investments in Investment Funds on the Statement of Operations. During the year ended March 31, 2011, the Company accounted for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. Previously, the Company utilized the cost recovery method. This retroactive change in presentation resulted in an increase in cost in the amount of $5,624,268 through a decrease in unrealized appreciation and a corresponding increase in realized gain at March 31, 2010. The change did not affect the Company's financial position, results of operations or cash flows. For tax purposes, the Company continues to use the cost recovery method with respect to sales of Investment Funds that are classified as partnerships for U.S. federal tax purposes, and the first-in-first-out method with respect to sales of Investment Funds that are classified as corporations for U.S. federal tax purposes.

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

     The Company bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company's account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board of Directors.

     D.   INCOME TAXES

     The Company became a corporation that is taxed as a regulated investment company ("RIC') as of October 1, 2005. The Company operated as a partnership from inception through September 30, 2005.

     It is the Company's intention to meet the requirements of the Internal Revenue Code applicable to RICs and distribute substantially all of its taxable net investment income and capital gains, if any, to Shareholders each year. Therefore, no federal income or excise tax provision is required for the Company's financial statements. While the Company intends to distribute substantially all of its taxable net investment income and capital gains, in the manner necessary to avoid imposition of the 4% excise tax as described above, it is possible that some excise tax will be incurred. In such event, the Company will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. During the year ended March 31, 2011, the Company incurred $189,591 of excise tax which is recognized as a component of miscellaneous expenses on the Statement of Operations. This expense was attributable to the Company for not distributing at least 98% of its income during the calendar year ended December 31, 2009.

     The Company has analyzed tax positions taken or expected to be taken in the course of preparing the Company's tax return for all open tax years and has concluded, as of March 31, 2011, no provision for income tax would be required in the Company's financial statements. The Company's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2011, the Company did not incur any interest or penalties.

     E.   CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist of cash on deposit and monies invested in money market deposit accounts that are accounted for at amortized cost, which approximates fair value. Such cash, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

     F.   USE OF ESTIMATES AND RECLASSIFICATIONS

     The preparation of financial statements in conformity with GAAP requires management of the Company to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Changes in the economic environment, financial markets, and

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC any other parameters used in determining these estimates could cause actual results to differ materially.

     Certain amounts have been reclassified from the prior year's information to conform to the current year's presentation.

     G.   NEW ACCOUNTING PRONOUNCEMENTS

     In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2010-06 which requires new disclosures and provides amendments to Accounting Standards Codification ("ASC") Subtopic 820-10 clarifying existing disclosures. The disclosure regarding the Level 3 investment rollforward of purchases and sales activity on a gross basis is effective for fiscal years beginning after December 15, 2010. The Company is currently evaluating the impact of this disclosure on its financial statements.

3.   FAIR VALUE DISCLOSURES

     In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

     Level 1- Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

     Level 2- Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

     Level 3- Inputs that are unobservable.

     The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine valuation based on their own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Company as of March 31, 2011. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC offering documents which would affect its disclosure. The Company had no unfunded capital commitments as of March 31, 2011.

     Directional equity funds take long and short stock positions. The manager may attempt to profit from both long and short stock positions independently, or profit from the relative outperformance of long positions against short positions. The stock picking and portfolio construction process is usually based on bottom-up fundamental stock analysis, but may also include top-down macro-based views, market trends and sentiment factors. Directional equity managers may specialize by region (e.g., global, U.S., Europe or Japan) or by sector. No assurance can be given that the managers will be able to correctly locate profitable trading opportunities, and such opportunities may be adversely affected by unforeseen events. In addition, short selling creates the risk of loss if the security that has been sold short appreciates in value. The Investment Funds within this strategy have monthly to annual liquidity, and are generally subject to a 30 to 90 day notice period. Three Investment Funds in this strategy, representing approximately 1 percent in this strategy, are illiquid side pocket investments, and have suspended redemptions. In addition, another approximately 20 percent of the Investment Funds in this strategy are classified as Level 3 investments due to liquidity provisions on a greater than quarterly basis. The remaining approximately 79 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Investment Funds.

     Directional macro strategies require well developed risk management procedures due to the frequent employment of leverage. Investment managers may trade futures, options on future contracts and foreign exchange contracts and may trade in diversified markets or focus on one market sector. Two types of strategies employed by directional macro managers are discretionary and systematic trading. Discretionary trading strategies seek to dynamically allocate capital to relatively short-term trading opportunities around the world. Directional strategies (seeking to participate in rising and declining markets when the trend appears strong and justified by fundamentals) and relative value approaches (establishing long positions in undervalued instruments and short positions in related instruments believed to be over valued) or in "spread" positions in an attempt to capture changes in the relationships between instruments. Systematic trading strategies generally rely on computerized trading systems or models to identify and capitalize on trends in financial and commodity markets. This systematic approach allows investment managers to seek to take advantage of price patterns in very large number of markets. The trading models may be focused on technical or fundamental factors or combination of factors. Generally, the Investment Funds within this strategy have monthly liquidity, subject to a 5 to 90 day notice period. Investment Funds in this strategy, representing approximately 3 percent in this strategy, are illiquid side pocket investments with suspended redemptions and are classified as Level 3 investments. The remaining approximately 97 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Investment Funds.

     Event driven strategies involve investing in opportunities created by significant transactional events such as spin-offs, mergers and acquisitions, bankruptcies, recapitalizations and share buybacks. Event driven strategies include "merger arbitrage" and "distressed securities". Generally, the Investment Funds within this strategy have monthly to annual liquidity, subject to a 30 to 180 day

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC notice period. Investment Funds in this strategy, representing approximately 2 percent in this strategy, are illiquid side pocket investments with suspended redemptions. Approximately 2 percent of the Investment Funds in this strategy have gated redemptions, which are expected to be lifted within 12 to 36 months. In addition, approximately 15 percent of the Investment Funds in this strategy are classified as Level 3 investments due to liquidity provisions on a greater than quarterly basis. The remaining approximately 81 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Investment Funds.

     Relative value strategies seek to take advantage of specific pricing anomalies, while also seeking to maintain minimal exposure to systematic market risk. This may be achieved by purchasing one security previously believed to be undervalued, while selling short another security perceived to be overvalued. Relative value arbitrage strategies include equity market neutral, statistical arbitrage, convertible arbitrage, and fixed income arbitrage. Some investment managers classified as multi-strategy relative value arbitrage use a combination of these substrategies. Generally, the Investment Funds within this strategy have monthly to quarterly liquidity, subject to a 30 to 90 day notice period. Investment Funds in this strategy, representing approximately 2 percent in this strategy, are illiquid side pocket investments with suspended redemptions. The remaining approximately 98 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Investment Funds.

     The Company follows the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

     The guidance also provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

     A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes "observable" requires significant judgment by the Adviser. The Adviser considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

     The following is a summary of the inputs used as of March 31, 2011, in valuing the Company's assets carried at fair value:

                                          TOTAL FAIR                         LEVEL 2         LEVEL 3
                                             VALUE                         SIGNIFICANT     SIGNIFICANT
                                              AT            LEVEL 1        OBSERVABLE     UNOBSERVABLE
DESCRIPTION                             MARCH 31, 2011   QUOTED PRICES       INPUTS          INPUTS
-----------                             --------------   -------------   --------------   ------------
Investments in Investment Funds
   Directional Equity                   $  187,293,504        $--        $  148,449,565   $ 38,843,939
   Directional Macro                        15,196,913         --            14,728,421        468,492
   Event Driven                            436,494,834         --           349,679,679     86,815,155
   Relative Value                          559,864,099         --           552,504,457      7,359,642
                                        --------------        ---        --------------   ------------
Total Investments in Investment Funds   $1,198,849,350        $--        $1,065,362,122   $133,487,228
                                        --------------        ---        --------------   ------------

     The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value:

                                                       NET CHANGE IN
                                       NET REALIZED     UNREALIZED                         TRANSFERS IN
                       BALANCE AS OF      GAIN /      APPRECIATION /   NET PURCHASES /   AND/OR (OUT) OF    BALANCE AS OF
INVESTMENT STRATEGY   MARCH 31, 2010      (LOSS)       DEPRECIATION       (SALES)           LEVEL 3 *      MARCH 31, 2011
-------------------   --------------   ------------   --------------   ---------------   ---------------   --------------
Directional Equity     $    716,554    $   (14,239)    $ 1,378,984       $36,730,107     $     32,533**     $ 38,843,939
Directional Macro           651,240         32,847         (40,872)         (174,723)              --            468,492
Event Driven             55,976,334     (4,862,497)     10,690,362        34,467,746       (9,456,790)***     86,815,155
Relative Value           51,611,847           (434)      3,695,673        (4,072,182)     (43,875,262)****     7,359,642
                       ------------    -----------     -----------       -----------     ------------       ------------
Total                  $108,955,975    $(4,844,323)    $15,724,147       $66,950,948     $(53,299,519)      $133,487,228
                       ------------    -----------     -----------       -----------     ------------       ------------

* The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. All transfers into and out of Level 3 can be found in the Level 3 reconciliation table above.

** The transfer into Level 3 investments is due to the change in liquidity provisions of one Investment Fund.

*** Amount includes the transfer of one Investment Fund into Level 3 of $1,768,049 and two Investment Funds out of Level 3 of $11,224,839. In addition, the transfer out of Level 3 investments in the amount of $3,520,638 is due to a gate that was lifted on the Investment Fund as of March 31, 2011. The transfer out of Level 3 of $7,704,201 and the transfer into Level 3 of $1,768,049 are due to the liquidity of the underlying Investment Funds in relation to the change in the measurement date from March 31, 2010 to March 31, 2011.

**** The transfer out of Level 3 investments are due to the liquidity of the Investment Fund in relation to the change in the measurement date from March 31, 2010 to March 31, 2011.

     Net change in unrealized appreciation (depreciation) on Level 3 assets and liabilities still held as of March 31, 2011 is $9,051,801.

     All net unrealized gains/(losses) in the table above are reflected in the accompanying Statement of Operations.

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

4.   MANAGEMENT FEE, ADMINISTRATIVE FEE, RELATED PARTY TRANSACTIONS AND OTHER

     The Adviser provides certain management and administrative services to the Company. The Adviser acts primarily to evaluate and select Investment Managers, to allocate assets, to establish and apply risk management procedures, and to monitor overall investment performance. In addition, the Adviser also provides office space and other support services. In consideration for such services, the Company will pay the Adviser a monthly management fee of 0.125% (1.5% annually) based on end of month Shareholders' capital.

     Placement agents may be retained by the Company to assist in the placement of the Company's Shares. A placement agent will generally be entitled to receive a fee from each investor in the Company whose Shares the agent places. The specific amount of the placement fee paid with respect to a Shareholder is generally dependent on the size of the investment in the Company.

     The Company has entered into agreements with third parties to act as additional placement agents for the Company's Shares. Placement fees may range from 0 to 3%. In addition to the placement fee paid by Shareholders, the Adviser and/or its affiliates will pay placement agents an annual fee. The annual fee is paid from the Adviser's own resources (or those of its affiliates).

     On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. changed its name to BNY Mellon Investment Servicing (US) Inc. The Adviser and BNY Mellon Investment Servicing (US) Inc. have separate agreements with the Company and act as co-administrators to the Company. The Adviser, as co-administrator, receives no fees for providing administrative services to the Company. BNY Mellon Investment Servicing (US) Inc. provides certain accounting, recordkeeping, tax and investor related services and charges fees for their services based on a rate applied to the average Shareholders' capital and are charged directly to the Company.

     Each Director who is not an "interested person" of the Company, as defined by the 1940 Act, receives an annual retainer of $20,000 plus a Board of Directors meeting fee of $1,000 and a telephone meeting fee of $500. The Chairman of the Audit Committee receives an additional fee of $3,000 per year. Any Director who is an "interested person" does not receive any annual or other fee from the Company.

     All Directors are reimbursed for all reasonable out of pocket expenses. Total amounts expensed related to Directors by the Company for the year ended March 31, 2011 were $78,000.

     PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, serves as custodian of the Company's assets and provides custodial services for the Company. Fees payable to the custodian and reimbursement for certain expenses are paid by the Company. Total amounts expensed related to custodian fees by the Company for the year ended March 31, 2011 were $30,869.

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

5.   SECURITIES TRANSACTIONS

     The following table lists the aggregate purchases and proceeds from sales of Investment Funds for the year ended March 31, 2011, net unrealized appreciation, gross unrealized appreciation, and gross unrealized depreciation from inception to March 31, 2011.

Cost of purchases *             $696,570,739
                                ============
Proceeds from sales *           $327,441,761
                                ============
Gross unrealized appreciation   $275,454,943
Gross unrealized depreciation    (23,860,401)
                                ------------
Net unrealized appreciation     $251,594,542
                                ============

* Cost of purchases and proceeds from sales include non-cash transfers of $139,570,739 for the year ended March 31, 2011.

6.   CONTRIBUTIONS, REDEMPTIONS, AND ALLOCATION OF INCOME

     Generally, initial and additional subscriptions for Shares may be accepted as of the first day of each month. The Adviser has been authorized by the Board of Directors of the Company to accept or reject any initial and additional subscriptions for Shares in the Company. The Board of Directors from time to time and in its complete and exclusive discretion, may determine to cause the Company to repurchase Shares from Shareholders pursuant to written tenders by Shareholders on such terms and conditions as it may determine. The Adviser expects that it typically will recommend to the Board of Directors that the Company offer to repurchase Shares from Shareholders quarterly, on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day).

     Transactions in Shares were as follows for the year ended March 31, 2011 and the year ended March 31, 2010:

                                                  March 31, 2011   March 31, 2010
                                                  --------------   --------------
Shares outstanding, beginning of year               624,958.550      517,570.369
Shares purchased                                    443,299.969      146,054.199
Shares issued for reinvestment of distributions      82,711.506       80,411.975
Shares redeemed                                     (57,319.016)    (114,077.993)
                                                  -------------     ------------
Shares outstanding, end of year                   1,093,651.009      624,958.550
                                                  =============     ============

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

7.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     In the normal course of business, the Investment Funds in which the Company invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts and entering into equity swaps. The Company's risk of loss in these Investment Funds is limited to the value of its investment in the respective Investment Funds.

8.   INCOME TAXES

     The tax basis of distributable earnings shown in the table below represent distribution requirements the Company must satisfy under the income tax regulations, losses the Company may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of Investment Funds for federal income tax purposes.

 Undistributed    Capital loss   Post-October   Net unrealized
ordinary income   carryforward   capital loss    appreciation
---------------   ------------   ------------   --------------
   $6,150,901     $36,398,784     $5,864,617      $16,227,368

     The primary difference between the book and tax appreciation or depreciation of Investment Funds is attributable to adjustments to the tax basis of Investment Funds based on allocation of income and distributions from Investment Funds and the tax realization of financial statement unrealized gain or loss. In addition, the cost of Investment Funds for federal income tax purposes is adjusted for items of taxable income allocated to the Company from the Investment Funds. The allocated taxable income is reported to the Company by each Investment Fund on Schedule K-1. The aggregate cost on Investment Funds for federal income tax purposes is therefore calculated and presented annually as of March 31. The aggregate cost on Investment Funds and the composition of unrealized appreciation and depreciation on Investment Funds for federal income tax purposes is noted below.

Federal tax cost of Investment Funds   $1,182,621,982
                                       --------------
Gross unrealized appreciation          $  239,734,956
Gross unrealized depreciation            (223,507,588)
                                       --------------
Net unrealized appreciation            $   16,227,368
                                       --------------

     Net investment income (loss) and net realized gain (loss) differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed differ from the fiscal year in which the income or net realized gain was recorded by the Company.

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

     Accordingly, the following amounts have been reclassified for March 31, 2011, and are primarily due to the different book to tax treatment for the distributive share of partnership items, different book to tax treatment for gains realized on the sale of Investment Funds classified as passive foreign investment companies and retroactive changes in the cost recovery method presentation on Financial Statements.

     Net assets of the Company were unaffected by the reclassifications.

     Accumulated net       Accumulated net realized
investment income (loss)     loss on investments      Paid-in capital
------------------------   ------------------------   ---------------
       $94,024,421              $(100,818,576)          $6,794,155

     As noted above, the differences between book and tax treatment for certain items impact the amount of distributable income and to conform with U.S. GAAP, results in the reclassification to accumulated net investment income
     (loss). The following table reconciles the beginning and end of year balances of accumulated net investment income (loss).

Accumulated net investment income (loss), beginning of year   $  9,332,470
Net investment income (loss)                                   (17,003,417)
Reclassification of differences between book and tax            94,024,421
                                                              ------------
Income available for distribution                               86,353,474
Distributions                                                  (92,062,159)
                                                              ------------
Accumulated net investment income (loss), end of year         $ (5,708,685)
                                                              ============

     For the year ended March 31, 2011, the tax character of distributions paid by the Company was $92,062,159 ordinary income. For the year ended March 31, 2010, the tax character of distributions paid by the Company was $85,488,824 ordinary income. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

     As of March 31, 2011, the Company has a capital loss carryforward of $36,398,784, which is available to offset future capital gains. If not utilized against capital gains, this capital loss carryforward will expire on March 31, 2018.

     As permitted by federal tax rules, the Company intends to treat capital losses of $5,864,617 incurred between November 1, 2010 and March 31, 2011 as being incurred during the tax year ending on March 31, 2011. These losses are available to offset future capital gains, if any.

     Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Company is permitted to carryforward capital losses incurred in taxable years beginning after

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

     December 22, 2010 ("post-enactment losses") for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years beginning prior to the effective date of the Act may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short term or long-term capital losses rather than being considered all short term as under previous law. As the principle provisions of the Act will commence for fiscal periods beginning after December 22, 2010, or for the Company's fiscal year beginning April 1, 2011, the effect of the Act on the Company will not be fully known until that time.

9.   REDEMPTION PENALTY

     During the year ended March 31, 2011, the Company paid redemption penalties totaling $48,024. The redemption penalties were charged to the Company for redeeming its interests of certain Investment Funds prior to the expiration of applicable lock-up periods. The payment of these penalties released the Company from any further liability for its investments in the applicable Investment Funds and is recorded as an operating expense in the Statement of Operations.

10.  SUBSEQUENT EVENTS

     Management has evaluated the impact of all subsequent events on the Company through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

                             FEDERAL TAX INFORMATION
                                   (UNAUDITED)

     We are required by the Internal Revenue Code of 1986, as amended ("the Code"), to advise you within 60 days of the Company's fiscal year end (March 31, 2011) as to the federal tax status of dividends paid by the Company during such fiscal year.

     The Company designates the maximum amount allowable, but not less than 0.96% as ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

     The Company designates the maximum amount allowable but not less than 0.16% of ordinary income dividends paid during the year as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code.

     In January 2012, shareholders will receive federal income tax information on all distributions declared in the calendar year 2011, including any distributions paid to their accounts between April 1, 2011 and January 31, 2012.

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

                                 FUND MANAGEMENT
                                   (UNAUDITED)

     The Company's officers are appointed by the Directors and oversee the management of the day-to-day operations of the Company under the supervision of the Board of Directors. One of the Directors and all of the officers of the Company are directors, officers or employees of the Adviser or its subsidiaries. The other Directors are not affiliated with the Adviser or its subsidiaries and are not "interested persons" as defined under Section 2(a)(19) of the 1940 Act (the "Independent Directors"). The Directors and officers of the Company also may be directors and officers of other investment companies or managed or advised by SkyBridge or its subsidiaries. A list of the Directors and officers of the Company and a brief statement of their present positions, principal occupations and directorships during the past five years are set out below. To the fullest extent allowed by applicable law, including the 1940 Act, the LLC Agreement indemnifies the Directors and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

     Certain of the Directors and officers of the Company are also directors and/or officers of other investment companies that are advised by the Adviser. (The Company and such other investment companies, if also registered under the 1940 Act, are referred to collectively in the Prospectus as the "Fund Complex."). The address for each Director and officer in his or her capacity as such is 527 Madison Avenue, 16th Floor, New York, New York 10022.

     On July 30, 2010, a special meeting of Shareholders was held to seek approval of the current investment advisory agreement between the Company and the Adviser. The required vote to approve the agreement was met, and the inspector of election tallied and certified the vote as follows:

                                           Shares Voted
                                           ------------
For                                           48.525%
Votes in Favor (as % of votes present in      94.272%
Votes Against                                  0.588%
Abstain                                        2.360%
Broker Non-Votes                               0.000%

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

                              INDEPENDENT DIRECTORS
                             (INFORMATION UNAUDITED)

                                                                                     NUMBER OF
                    POSITION(S)         TERM OF                PRINCIPAL           PORTFOLIOS IN
                     HELD WITH        OFFICE* AND            OCCUPATION(S)         FUND COMPLEX
      NAME              THE            LENGTH OF                DURING              OVERSEEN BY         OTHER DIRECTORSHIPS
     AND AGE          COMPANY         TIME SERVED            PAST 5 YEARS             DIRECTOR           HELD BY DIRECTOR
----------------   -------------   ----------------   --------------------------   -------------   ----------------------------
Charles Hurty      Director        November 2002      Business Consultant since    One             Promark Global Advisors; CS
(born 1943)                        to present         October 2001; prior                          Alternative Capital
                                                      thereto, partner with                        Registered Funds (6
                                                      accounting firm of KPMG                      portfolios); iShares Trust
                                                      LLP.                                         and iShares, Inc. (224
                                                                                                   portfolios)
Steven Krull       Director        November 2002      Professor of Finance at      One             Cadogan Opportunistic
(born 1957)                        to present         Hofstra University;                          Alternatives Fund, LLC
                                                      Business Consultant.

Josh Weinreich     Director        December 2006 to   Retired since 2004. 1985     One             Cornell University -
(born 1960)                        present (served    to 2004 held various                         Endowment Hedge Fund
                                   as an Advisory     executive positions at                       Subcommittee; Community
                                   Director from      Bankers Trust/Deutsche                       Foodbank of NJ - Treasurer,
                                   January 2006 to    Bank.                                        Chair Capital Campaign;
                                   November 2006)                                                  House Party Inc. - Chairman;
                                                                                                   Newark Academy - Board of
                                                                                                   Trustees; Overlook Hospital
                                                                                                   Foundation - Chair
                                                                                                   Investment Committee

     As an Advisory Director, Mr. Weinreich participated in Board meetings in the same manner as a full Director, except that he was ineligible to cast a vote on any matter, as his appointment to the Board as an Independent Director had not yet been ratified by Shareholders.

     In addition to his role as Independent Director of the Company, Steven Krull served on a special independent committee (the "Committee") representing clients of Citigroup Alternative Investments, LLC, the Fund's predecessor investment adviser. The Committee was terminated in 2010.

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

                              INTERESTED DIRECTOR
                            (INFORMATION UNAUDITED)

                                                                                     NUMBER OF
                    POSITION(S)         TERM OF                PRINCIPAL           PORTFOLIOS IN
                     HELD WITH        OFFICE* AND            OCCUPATION(S)         FUND COMPLEX
      NAME              THE            LENGTH OF                DURING              OVERSEEN BY         OTHER DIRECTORSHIPS
     AND AGE          COMPANY         TIME SERVED            PAST 5 YEARS             DIRECTOR           HELD BY DIRECTOR
----------------   -------------   ----------------   --------------------------   -------------   ----------------------------
Raymond Nolte      President and   September 2005     Managing Partner,            One             None
(born 1961)        Director        to present         SkyBridge (2010- present);
                   (Chair)                            CEO, Citigroup Alternative
                                                      Investments Fund of Hedge
                                                      Funds Group (2005-2010);
                                                      Portfolio Manager to the
                                                      Company since 2005; Global
                                                      Head and Chief Investment
                                                      Officer, Deutsche Bank ARS
                                                      Fund of Funds business
                                                      (1996-2005).

----------
*    Term of office of each Director is indefinite.

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

                                    OFFICERS
                             (INFORMATION UNAUDITED)

                    POSITION(S)         TERM OF OFFICE*
      NAME           HELD WITH         AND LENGTH OF TIME                 PRINCIPAL OCCUPATION(S)
     AND AGE        THE COMPANY              SERVED                         DURING PAST 5 YEARS
----------------   -------------   -------------------------   ---------------------------------------------
Raymond Nolte      President and   September 2005 to present   See table for "Interested Director" above.
(born 1961)        Director

Christopher Hutt   Vice            June 2009 to present        Director, SkyBridge (2010-present); Director,
(born 1970)        President                                   Citigroup Alternative Investments LLC
                                                               (January 2008 - 2010); Vice President,
                                                               Citigroup Alternative Investments LLC (2004
                                                               - 2008)

A. Marie Noble     Chief           December 2010 to present    General Counsel, Chief Compliance Officer,
(born 1972)        Compliance                                  SkyBridge (2010-present); Associate General
                   Officer                                     Counsel, Citigroup Alternative Investments
                                                               LLC (2006-2010)

Robert J.          Treasurer;      July 2010 to present        Partner and Chief Financial Officer,
Phillips           Principal                                   SkyBridge (2007-present); Executive Vice
(born 1962)        Financial                                   President and Chief Financial Officer,
                   Officer                                     Coventry Capital LLC and Lucerne
                                                               Management, LLC (2001-2007)

Brahm Pillai       Secretary       June 2009 to present        Vice President, SkyBridge (2010- present);
(born 1979)                                                    Vice President, Citigroup Alternative
                                                               Investments LLC (2008-2010); Assistant Vice
                                                               President, Citigroup Alternative Investments
                                                               LLC (2007-2008); Associate, Citigroup
                                                               Alternative Investments LLC (2005-2006)

*    Term of office of each officer is indefinite.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Charles Hurty is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $115,000 for 2010 and $128,000 for 2011.

Audit-Related Fees

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $0 for 2011.

Tax Fees

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $69,900 for 2010 and $265,100 for 2011. This fee relates to the preparation of the registrant's tax return and for the investors' K-1.

All Other Fees

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $6,500 for 2010 and $0 for 2011. This fee relates to the auditors review of the Form-N-2

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          The Audit Committee will approve in advance any audit and non-audit services to be provided by the audit firm to (i) the Fund; (ii) the Fund's investment adviser (non-audit services only); or (iii) any affiliates of such investment adviser (non-audit services only) that provide ongoing services to the Fund if the engagement relates directly to the Fund's operations and financial reporting; provided, that any single member of the Committee may approve such services on behalf of the Committee if payments for such services are reasonably estimated at less than $10,000 and such approval is reported to the Committee at it next regular meeting; and provided further, that no such non-audit service may be approved if prohibited by applicable rules of the Securities and Exchange Commission.

  (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) NA

                           (c) 100%

                           (d) 100%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was are $0 for 2010 and $0 for 2011.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                                    SKYBRIDGE
                    MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC.

                             Proxy Voting Procedures

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (the "Fund"), a "series" investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), has adopted these proxy voting procedures (the "Procedures") in accordance with, and for the purpose of complying with, rules related to proxy voting promulgated by the Securities and Exchange Commission ("SEC") under the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act").

Delegation of Proxy Voting. The Fund has delegated the responsibility for voting proxies of its underlying portfolio funds (or other underlying securities) to its investment adviser, an adviser registered with the SEC pursuant to the Advisers Act. The investment adviser, SkyBridge Capital II, LLC (the "Adviser"), has adopted proxy-voting procedures, including those designed to address any material conflicts of interests between the Adviser and its clients ("Adviser Procedures"), which have been reviewed and approved by the Board of Directors of the Fund.

Annual Review. The Board of Directors of the Fund will review the Procedures and the Adviser Procedures annually to ensure the procedures are reasonably designed to ensure compliance with all relevant proxy-voting rules that are applicable to the Funds.

Form N-PX. Commencing in 2004, the Fund will cause Form N-PX to be filed by August 31 each year and will include proxy-voting information for the one-year period ending that June 30. Form N-PX is an annual filing of the Fund's complete proxy voting record which requires information disclosing: (1) each proxy proposal subject matter; (2) if the proxy proposal was proposed by the issuer or a shareholder; (3) how the Fund cast its votes; and (4) if the vote cast was for or against management.

NOTE: By August 31, 2011, the Fund will be required to file Form N-PX for the period July 1, 2010 to June 30, 2011.

Disclosure of Proxy Procedures. Commencing in 2003, the Fund will ensure that a description of its (and the Adviser's) proxy-voting procedures, including procedures related to proxy-voting conflicts of interest, are disclosed in its Offering Memorandum (the Statement of Additional Information portion, if applicable) and shareholder reports.

NOTE: Required with the next such document filed with the SEC.

Availability of Proxy Voting Procedures and Voting Record. Commencing in 2004, the Fund will state in its Offering Memorandum (the Statement of Additional Information portion, if applicable) and shareholder reports that its proxy voting procedures and voting records are available free of charge directly from the Fund (or its designee) as well as from the SEC website. The Fund will make its proxy voting records available on either a Fund or Adviser website or upon request by calling a toll-free or collect telephone number.

NOTE: Required with the next such document filed with the SEC on or after August 31, 2011.

Adopted: September 18, 2003

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

       Raymond Nolte is currently the sole portfolio manager of the registrant's portfolio and as such has primary responsibility for the day-to-day management of the Company. In that capacity he receives significant input and support from a team of analysts also employed by the Adviser. Mr. Nolte's professional background is described above in the table below.

               POSITION(S) HELD WITH     TERM OF OFFICE* AND         PRINCIPAL OCCUPATION(S)
NAME AND AGE          COMPANY           LENGTH OF TIME SERVED       DURING THE PAST 5 YEARS
-------------  ---------------------  -------------------------  ------------------------------
Raymond Nolte  Portfolio Manager,     September 2005 to present  CIO, SkyBridge Capital II, LLC
(born 1961)    Director, President                               (July 2010 to present); CEO,
                                                                 Citigroup Alternative
                                                                 Investments LLC, Fund of Hedge
                                                                 FundsGroup
                                                                 (September 2005-June 2010)

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

       OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER
- AS OF MARCH 31, 2011

                                                                                      No. of     Total Assets
                                                                                     Accounts     in Accounts
   Name of                                                                             where         where
  Portfolio                                            Total                       Advisory Fee  Advisory Fee
  Manager or                Type of               No. of Accounts       Total       is Based on   is Based on
 Team Member               Accounts                   Managed          Assets      Performance   Performance
-------------  ---------------------------------  ---------------  --------------  ------------  ------------
Raymond Nolte  Registered Investment Companies:          1         $1,250 million             0     0
Raymond Nolte  Other Pooled Investment Vehicles:         8         $  949 million             7  $937 million
Raymond Nolte  Other Accounts:                           7         $  150 million             5  $ 21 million

     POTENTIAL CONFLICTS OF INTERESTS

     As shown in the table above, Mr. Nolte is responsible for managing other accounts ("Other Accounts") in addition to the Fund. In certain instances, conflicts may arise in his management of the Fund and such other Accounts.

     One situation where a conflict may arise between the Fund and an Other Account is in the allocation of investment opportunities among the Fund and the Other Account. For example, the Adviser may determine that there is an opportunity that is suitable for the Fund as well as for Other Accounts of the Adviser, which have a similar investment objective. As a related matter, a particular Investment Fund interest or other security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the Fund. The Company and the Adviser have adopted policies and procedures regarding the allocation of investment opportunities, which generally require that investment opportunities be allocated among the Fund and Other Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

     Mr. Nolte's management of the Fund and Other Accounts may result in his devoting a disproportionate amount of time and attention to the management of a particular account as against another. This particularly may be the case when accounts have different objectives, benchmarks, time horizons, asset levels and fees.

     The management of personal accounts by Mr. Nolte may give rise to potential conflicts of interest. While the Adviser's code of ethics will impose limits on the ability of Mr. Nolte to trade for his personal account, there is no assurance that the Adviser's code of ethics will eliminate such conflicts.

     Other than the conflicts described above, the Company is not aware of any material conflicts that may arise in connection with the Adviser's management of the Fund's investments and such Other Accounts.

(a)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS
- AS OF MARCH 31, 2011

     Mr. Nolte's compensation is a combination of salary, discretionary bonus, deferred compensation, retirement plans and automatic participation in a company-funded retirement bonus. The discretionary bonus is based upon the financial results and profitability of SkyBridge as a whole for which Mr. Nolte serves as chief investment officer. The discretionary bonus is not linked to the performance of any specific benchmark or that of any SkyBridge investment fund or account; nor are specific asset size targets considered.

(a)(4) DISCLOSURE OF SECURITIES OWNERSHIP - AS OF MARCH 31, 2011

Name of Portfolio       Dollar ($) Range of Fund
    Manager or             Shares Beneficially
   Team Member                    Owned
-----------------       ------------------------
  Raymond Nolte             $100,001-$500,000

        (b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)    Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
               Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)    Not applicable.

     (b)       Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
               Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

By (Signature and Title)*   /s/ Raymond Nolte
                            -------------------------------------
                            Raymond Nolte, President
                            (principal executive officer)

Date June 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Raymond Nolte
                            -------------------------------------
                            Raymond Nolte, President
                            (principal executive officer)

Date June 3, 2011

By (Signature and Title)*   /s/ Robert Phillips
                            -------------------------------------
                            Robert Phillips, Treasurer and
                            Principal Financial Officer
                            (principal financial officer)

Date June 3, 2011

*  Print the name and title of each signing officer under his or her signature.